Exhibit 99(b)

General Electric Company
Immaterial Corrections

During the course of an internal review in connection with our ongoing U.S. Securities and Exchange Commission (SEC) investigation, we identified certain immaterial items with respect to the Statement of Cash Flows that we have corrected from amounts in previous filings. The items primarily relate to elimination of intercompany transactions between GE and GECS and include effects of clerical errors, errors in elimination classifications among operating, investing and financing activities and transaction-reporting errors involving identification of inter-company transactions that had not previously been eliminated in the Consolidated Statement of Cash Flows.

To assist in understanding the effects of these immaterial items, we set forth below the adjusted data that will be included in future Exchange Act reports;

•	Statements of Cash Flows data for the years ended December 31, 2005, 2006 and 2007.

•	Condensed Statements of Cash Flows data for the three months ended March 31, 2007, six months ended June 30, 2007, nine months ended September 30, 2007 and three months ended March 31, 2008.

(1)

Condensed Statement of Cash Flows
General Electric Company and consolidated affiliates

	Three months ended March 31 (Unaudited)
	Consolidated			GE(a)			Financial Services (GECS)
	2008			2008			2008
(In millions)	As reported	Adjust- ment	As adjusted	As reported	Adjust- ment	As adjusted	As reported	Adjust- ment	As adjusted

Cash flows – operating activities
Net earnings	$4,304	$–	$4,304	$4,304	$–	$4,304	$2,395	$–	$2,395
Loss from discontinued operations	57	–	57	57	–	57	71	–	71
Adjustments to reconcile net earnings to cash
provided from operating activities
Depreciation and amortization of property, plant and equipment	2,682	–	2,682	556	–	556	2,126	–	2,126
Net earnings from continuing operations retained by GECS	–	–	–	(1,336)	–	(1,336)	–	–	–
Deferred income taxes	(969)	–	(969)	(352)	–	(352)	(617)	–	(617)
Decrease in GE current receivables	787	(681)	106	396	–	396	–	–	–
Increase in inventories	(1,381)	(31)	(1,412)	(1,375)	–	(1,375)	(6)	–	(6)
Increase (decrease) in accounts payable	(422)	714	292	125	–	125	(450)	644	194
Increase in GE progress collections	1,412	24	1,436	1,553	–	1,553	–	–	–
Provision for losses on GECS financing receivables	1,359	–	1,359	–	–	–	1,359	–	1,359
All other operating activities	(1,487)	108	(1,379)	926	–	926	(2,269)	–	(2,269)
Cash from operating activities - continuing operations	6,342	134	6,476	4,854	–	4,854	2,609	644	3,253
Cash from operating activities - discontinued operations	449	–	449	–	–	–	449	–	449
Cash from operating activities	6,791	134	6,925	4,854	–	4,854	3,058	644	3,702

Cash flows – investing activities
Additions to property, plant and equipment	(3,733)	15	(3,718)	(894)	–	(894)	(2,955)	–	(2,955)
Dispositions of property, plant and equipment	3,212	–	3,212	–	–	–	3,212	–	3,212
Net increase in GECS financing receivables	(11,782)	29	(11,753)	–	–	–	(11,712)	(644)	(12,356)
Proceeds from sale of discontinued operations	203	–	203	203	–	203	–	–	–
Proceeds from principal business dispositions	4,305	–	4,305	–	–	–	4,305	–	4,305
Payments for principal businesses purchased	(12,759)	–	(12,759)	(107)	–	(107)	(12,652)	–	(12,652)
All other investing activities	(647)	(88)	(735)	(35)	–	(35)	(388)	–	(388)
Cash used for investing activities – continuing operations	(21,201)	(44)	(21,245)	(833)	–	(833)	(20,190)	(644)	(20,834)
Cash used for investing activities – discontinued operations	(437)	–	(437)	–	–	–	(437)	–	(437)
Cash used for investing activities	(21,638)	(44)	(21,682)	(833)	–	(833)	(20,627)	(644)	(21,271)

Cash flows – financing activities
Net increase (decrease) in borrowings (maturities of 90 days or less)	2,296	(90)	2,206	(1,658)	–	(1,658)	3,847	–	3,847
Newly issued debt (maturities longer than 90 days)	35,833	–	35,833	39	–	39	35,942	–	35,942
Repayments and other reductions (maturities longer than 90 days)	(20,250)	–	(20,250)	(46)	–	(46)	(20,204)	–	(20,204)
Net purchases of GE shares for treasury	(864)	–	(864)	(864)	–	(864)	–	–	–
Dividends paid to shareowners	(3,110)	–	(3,110)	(3,110)	–	(3,110)	(1,130)	–	(1,130)
All other financing activities	498	–	498	–	–	–	498	–	498
Cash from (used for) financing activities – continuing operations	14,403	(90)	14,313	(5,639)	–	(5,639)	18,953	–	18,953
Cash from (used for) financing activities – discontinued operations	–	–	–	–	–	–	–	–	–
Cash from (used for) financing activities	14,403	(90)	14,313	(5,639)	–	(5,639)	18,953	–	18,953

Increase (decrease) in cash and equivalents	(444)	–	(444)	(1,618)	–	(1,618)	1,384	–	1,384
Cash and equivalents at beginning of year	16,031	–	16,031	6,702	–	6,702	9,739	–	9,739
Cash and equivalents at March 31	15,587	–	15,587	5,084	–	5,084	11,123	–	11,123
Less cash and equivalents of discontinued operations at March 31	296	–	296	–	–	–	296	–	296
Cash and equivalents of continuing operations at March 31	$15,291	$–	$15,291	$5,084	$–	$5,084	$10,827	$–	$10,827

(a)	Represents the adding together of all affiliated companies except General Electric Capital Services, Inc. (GECS or financial services) which is presented on a one-line basis.
Separate information is shown for “GE” and “Financial Services (GECS).” Transactions between GE and GECS have been eliminated from the “Consolidated” columns.

(2)

Statement of Cash Flows
General Electric Company and consolidated affiliates

	Twelve months ended December 31 (Unaudited)
	Consolidated			GE(a)			Financial Services (GECS)
	2007			2007			2007
(In millions)	As reported	Adjust- ment	As adjusted	As reported	Adjust- ment	As adjusted	As reported	Adjust- ment	As adjusted

Cash flows – operating activities
Net earnings	$22,208	$–	$22,208	$22,208	$–	$22,208	$10,301	$–	$10,301
Loss from discontinued operations	260	–	260	260	–	260	2,127	–	2,127
Adjustments to reconcile net earnings to cash
provided from operating activities
Depreciation and amortization of property, plant and equipment	10,278	–	10,278	2,149	–	2,149	8,129	–	8,129
Earnings from continuing operations retained by GECS	–	–	–	(5,137)	–	(5,137)	–	–	–
Deferred income taxes	623	–	623	564	–	564	59	–	59
Decrease (increase) in GE current receivables	980	(1,848)	(868)	14	–	14	–	–	–
Decrease (increase) in inventories	(1,494)	(68)	(1,562)	(1,496)	–	(1,496)	2	–	2
Increase (decrease) in accounts payable	469	(1,376)	(907)	(1,073)	–	(1,073)	1,784	(1,209)	575
Increase in GE progress collections	4,458	164	4,622	4,620	–	4,620	–	–	–
Provision for losses on GECS financing receivables	4,546	–	4,546	–	–	–	4,546	–	4,546
All other operating activities	657	285	942	1,192	–	1,192	(524)	–	(524)
Cash from operating activities - continuing operations	42,985	(2,843)	40,142	23,301	–	23,301	26,424	(1,209)	25,215
Cash from (used for) operating activities - discontinued operations	2,982	198	3,180	(857)	–	(857)	3,839	–	3,839
Cash from operating activities	45,967	(2,645)	43,322	22,444	–	22,444	30,263	(1,209)	29,054

Cash flows – investing activities
Additions to property, plant and equipment	(17,870)	65	(17,805)	(2,968)	–	(2,968)	(15,219)	–	(15,219)
Dispositions of property, plant and equipment	8,460	–	8,460	–	–	–	8,460	–	8,460
Net increase in GECS financing receivables	(47,121)	2,889	(44,232)	–	–	–	(45,368)	1,209	(44,159)
Proceeds from sales of discontinued operations	11,574	–	11,574	10,826	–	10,826	117	–	117
Proceeds from principal business dispositions	2,746	–	2,746	1,047	–	1,047	1,699	–	1,699
Payments for principal businesses purchased	(17,215)	–	(17,215)	(9,645)	–	(9,645)	(7,570)	–	(7,570)
All other investing activities	(10,275)	164	(10,111)	(1,697)	–	(1,697)	(8,931)	–	(8,931)
Cash used for investing activities – continuing operations	(69,701)	3,118	(66,583)	(2,437)	–	(2,437)	(66,812)	1,209	(65,603)
Cash from (used for) investing activities – discontinued operations	(2,723)	(198)	(2,921)	1,003	–	1,003	(3,726)	–	(3,726)
Cash used for investing activities	(72,424)	2,920	(69,504)	(1,434)	–	(1,434)	(70,538)	1,209	(69,329)

Cash flows – financing activities
Net increase (decrease) in borrowings (maturities of 90 days or less)	2,339	(275)	2,064	(3,284)	–	(3,284)	3,398	–	3,398
Newly issued debt (maturities longer than 90 days)	100,866	–	100,866	8,751	–	8,751	92,016	–	92,016
Repayments and other reductions (maturities longer than 90 days)	(49,826)	–	(49,826)	(298)	–	(298)	(49,528)	–	(49,528)
Net purchases of GE shares for treasury	(12,319)	–	(12,319)	(12,319)	–	(12,319)	–	–	–
Dividends paid to shareowners	(11,492)	–	(11,492)	(11,492)	–	(11,492)	(7,291)	–	(7,291)
All other financing activities	(1,204)	–	(1,204)	–	–	–	(1,204)	–	(1,204)
Cash from (used for) financing activities – continuing operations	28,364	(275)	28,089	(18,642)	–	(18,642)	37,391	–	37,391
Cash used for financing activities – discontinued operations	(152)	–	(152)	(146)	–	(146)	(6)	–	(6)
Cash from (used for) financing activities	28,212	(275)	27,937	(18,788)	–	(18,788)	37,385	–	37,385

Increase (decrease) in cash and equivalents during year	1,755	–	1,755	2,222	–	2,222	(2,890)	–	(2,890)
Cash and equivalents at beginning of year	14,276	–	14,276	4,480	–	4,480	12,629	–	12,629
Cash and equivalents at end of year	16,031	–	16,031	6,702	–	6,702	9,739	–	9,739
Less cash and equivalents of discontinued operations at end of year	284	–	284	–	–	–	284	–	284
Cash and equivalents of continuing operations at end of year	$15,747	$–	$15,747	$6,702	$–	$6,702	$9,455	$–	$9,455

(a)	Represents the adding together of all affiliated companies except General Electric Capital Services, Inc. (GECS or financial services) which is presented on a one-line basis.
Separate information is shown for “GE” and “Financial Services (GECS).” Transactions between GE and GECS have been eliminated from the “Consolidated” columns.

(3)

Condensed Statement of Cash Flows
General Electric Company and consolidated affiliates

	Nine months ended September 30 (Unaudited)
	Consolidated			GE(a)			Financial Services (GECS)
	2007			2007			2007
(In millions)	As reported	Adjust- ment	As adjusted	As reported	Adjust- ment	As adjusted	As reported	Adjust- ment	As adjusted

Cash flows – operating activities
Net earnings	$15,521	$–	$15,521	$15,521	$–	$15,521	$7,056	$–	$7,056
Loss (earnings) of discontinued operations	135	–	135	(1,868)	–	(1,868)	2,003	–	2,003
Adjustments to reconcile net earnings to cash
provided from operating activities
Depreciation and amortization of property, plant and equipment	7,432	–	7,432	1,577	–	1,577	5,855	–	5,855
Net earnings retained by GECS	–	–	–	(1,185)	–	(1,185)	–	–	–
Deferred income taxes	778	–	778	239	–	239	539	–	539
Decrease (increase) in GE current receivables	(230)	(526)	(756)	406	–	406	–	–	–
Increase in inventories	(1,963)	(54)	(2,017)	(1,959)	–	(1,959)	(4)	–	(4)
Decrease in accounts payable	(1,979)	(754)	(2,733)	(1,071)	–	(1,071)	(611)	(816)	(1,427)
Increase in GE progress collections	2,805	193	2,998	2,805	–	2,805	–	–	–
Provision for losses on GECS financing receivables	3,216	–	3,216	–	–	–	3,216	–	3,216
All other operating activities	(963)	499	(464)	2,202	–	2,202	(3,039)	–	(3,039)
Cash from operating activities – continuing operations	24,752	(642)	24,110	16,667	–	16,667	15,015	(816)	14,199
Cash from (used for) operating activities – discontinued operations	3,917	198	4,115	(856)	–	(856)	4,773	–	4,773
Cash from operating activities	28,669	(444)	28,225	15,811	–	15,811	19,788	(816)	18,972

Cash flows – investing activities
Additions to property, plant and equipment	(12,195)	78	(12,117)	(2,025)	–	(2,025)	(10,335)	–	(10,335)
Dispositions of property, plant and equipment	7,228	–	7,228	–	–	–	7,228	–	7,228
Net increase in GECS financing receivables	(24,675)	320	(24,355)	–	–	–	(24,535)	–	(24,535)
Payments for principal businesses purchased	(14,910)	–	(14,910)	(7,388)	–	(7,388)	(7,522)	–	(7,522)
Proceeds from sales of discontinued operations	11,457	–	11,457	10,826	–	10,826	–	–	–
Proceeds from principal business dispositions	2,114	–	2,114	1,012	–	1,012	1,102	–	1,102
All other investing activities	(7,643)	746	(6,897)	(2,108)	–	(2,108)	(5,441)	816	(4,625)
Cash from (used for) investing activities – continuing operations	(38,624)	1,144	(37,480)	317	–	317	(39,503)	816	(38,687)
Cash from (used for) investing activities – discontinued operations	(3,805)	(198)	(4,003)	1,002	–	1,002	(4,807)	–	(4,807)
Cash from (used for) investing activities	(42,429)	946	(41,483)	1,319	–	1,319	(44,310)	816	(43,494)

Cash flows – financing activities
Net decrease in borrowings (maturities of 90 days or less)	(8,087)	(502)	(8,589)	(2,853)	–	(2,853)	(8,467)	–	(8,467)
Newly issued debt (maturities longer than 90 days)	81,448	–	81,448	4,663	–	4,663	76,832	–	76,832
Repayments and other reductions (maturities longer than 90 days)	(36,801)	–	(36,801)	(171)	–	(171)	(36,630)	–	(36,630)
Net purchases of GE shares for treasury	(7,220)	–	(7,220)	(7,220)	–	(7,220)	–	–	–
Dividends paid to shareowners	(8,651)	–	(8,651)	(8,651)	–	(8,651)	(5,871)	–	(5,871)
All other financing activities	(1,068)	–	(1,068)	–	–	–	(1,068)	–	(1,068)
Cash from (used for) financing activities – continuing operations	19,621	(502)	19,119	(14,232)	–	(14,232)	24,796	–	24,796
Cash used for financing activities – discontinued operations	(149)	–	(149)	(146)	–	(146)	(3)	–	(3)
Cash from (used for) financing activities	19,472	(502)	18,970	(14,378)	–	(14,378)	24,793	–	24,793

Increase in cash and equivalents	5,712	–	5,712	2,752	–	2,752	271	–	271
Cash and equivalents at beginning of year	14,276	–	14,276	4,480	–	4,480	12,629	–	12,629
Cash and equivalents at September 30	19,988	–	19,988	7,232	–	7,232	12,900	–	12,900
Less cash and equivalents of discontinued operations at September 30	140	–	140	–	–	–	140	–	140
Cash and equivalents of continuing operations at September 30	$19,848	$–	$19,848	$7,232	$–	$7,232	$12,760	$–	$12,760

(a)	Represents the adding together of all affiliated companies except General Electric Capital Services, Inc. (GECS or financial services) which is presented on a one-line basis.
Separate information is shown for “GE” and “Financial Services (GECS).” Transactions between GE and GECS have been eliminated from the “Consolidated” columns.

(4)

Condensed Statement of Cash Flows
General Electric Company and consolidated affiliates

	Six months ended June 30 (Unaudited)
	Consolidated			GE(a)			Financial Services (GECS)
	2007			2007			2007
(In millions)	As reported	Adjust- ment	As adjusted	As reported	Adjust- ment	As adjusted	As reported	Adjust- ment	As adjusted

Cash flows – operating activities
Net earnings	$9,928	$–	$9,928	$9,928	$–	$9,928	$5,189	$–	$5,189
Loss (earnings) from discontinued operations	(62)	–	(62)	(65)	–	(65)	3	–	3
Adjustments to reconcile net earnings to cash
provided from operating activities
Depreciation and amortization of property, plant and equipment	4,864	–	4,864	994	–	994	3,870	–	3,870
Net earnings retained by GECS	–	–	–	(557)	–	(557)	–	–	–
Deferred income taxes	361	–	361	87	–	87	274	–	274
Decrease in GE current receivables	615	129	744	1,606	–	1,606	–	–	–
Decrease (increase) in inventories	(1,362)	(39)	(1,401)	(1,372)	–	(1,372)	10	–	10
Increase (decrease) in accounts payable	(598)	80	(518)	(573)	–	(573)	244	–	244
Increase in GE progress collections	1,601	157	1,758	1,601	–	1,601	–	–	–
Provision for losses on GECS financing receivables	2,475	–	2,475	–	–	–	2,475	–	2,475
All other operating activities	681	(119)	562	(90)	–	(90)	795	–	795
Cash from operating activities - continuing operations	18,503	208	18,711	11,559	–	11,559	12,860	–	12,860
Cash used for operating activities - discontinued operations	(71)	(280)	(351)	(54)	–	(54)	(17)	–	(17)
Cash from operating activities	18,432	(72)	18,360	11,505	–	11,505	12,843	–	12,843

Cash flows – investing activities
Additions to property, plant and equipment	(8,950)	13	(8,937)	(1,569)	–	(1,569)	(7,498)	–	(7,498)
Dispositions of property, plant and equipment	4,805	–	4,805	–	–	–	4,805	–	4,805
Net increase in GECS financing receivables	(10,835)	(260)	(11,095)	–	–	–	(11,798)	–	(11,798)
Payments for principal businesses purchased	(13,185)	–	(13,185)	(7,356)	–	(7,356)	(5,829)	–	(5,829)
Proceeds from sales of discontinued operations	–	–	–	–	–	–	–	–	–
Proceeds from principal business dispositions	2,114	–	2,114	1,012	–	1,012	1,102	–	1,102
All other investing activities	(4,162)	229	(3,933)	(622)	–	(622)	(3,584)	–	(3,584)
Cash used for investing activities – continuing operations	(30,213)	(18)	(30,231)	(8,535)	–	(8,535)	(22,802)	–	(22,802)
Cash from investing activities – discontinued operations	195	280	475	178	–	178	17	–	17
Cash used for investing activities	(30,018)	262	(29,756)	(8,357)	–	(8,357)	(22,785)	–	(22,785)

Cash flows – financing activities
Net decrease in borrowings (maturities of 90 days or less)	(6,694)	(190)	(6,884)	(2,805)	–	(2,805)	(6,623)	–	(6,623)
Newly issued debt (maturities longer than 90 days)	52,364	–	52,364	4,679	–	4,679	47,734	–	47,734
Repayments and other reductions (maturities longer than 90 days)	(24,645)	–	(24,645)	(125)	–	(125)	(24,520)	–	(24,520)
Net purchase of GE treasury shares	(1,392)	–	(1,392)	(1,392)	–	(1,392)	–	–	–
Dividends paid to shareowners	(5,768)	–	(5,768)	(5,768)	–	(5,768)	(4,632)	–	(4,632)
All other financing activities	(580)	–	(580)	–	–	–	(580)	–	(580)
Cash from (used for) financing activities – continuing operations	13,285	(190)	13,095	(5,411)	–	(5,411)	11,379	–	11,379
Cash used for financing activities – discontinued operations	(124)	–	(124)	(124)	–	(124)	–	–	–
Cash from (used for) financing activities	13,161	(190)	12,971	(5,535)	–	(5,535)	11,379	–	11,379

Increase (decrease) in cash and equivalents	1,575	–	1,575	(2,387)	–	(2,387)	1,437	–	1,437
Cash and equivalents at beginning of year	14,275	–	14,275	4,480	–	4,480	12,629	–	12,629
Cash and equivalents at June 30	15,850	–	15,850	2,093	–	2,093	14,066	–	14,066
Less cash and equivalents of discontinued operations at June 30	–	–	–	–	–	–	–	–	–
Cash and equivalents of continuing operations at June 30	$15,850	$–	$15,850	$2,093	$–	$2,093	$14,066	$–	$14,066

(a)	Represents the adding together of all affiliated companies except General Electric Capital Services, Inc. (GECS or financial services) which is presented on a one-line basis.
Separate information is shown for “GE” and “Financial Services (GECS).” Transactions between GE and GECS have been eliminated from the “Consolidated” columns.

(5)

Condensed Statement of Cash Flows
General Electric Company and consolidated affiliates

	Three months ended March 31 (Unaudited)
	Consolidated			GE(a)			Financial Services (GECS)
	2007			2007			2007
(In millions)	As reported	Adjust- ment	As adjusted	As reported	Adjust- ment	As adjusted	As reported	Adjust- ment	As adjusted

Cash flows – operating activities
Net earnings	$4,571	$–	$4,571	$4,571	$–	$4,571	$3,023	$–	$3,023
Loss from discontinued operations	357	–	357	357	–	357	401	–	401
Adjustments to reconcile net earnings to cash
provided from operating activities
Depreciation and amortization of property, plant and equipment	2,440	–	2,440	518	–	518	1,922	–	1,922
Net earnings from continuing operations retained by GECS	–	–	–	448	–	448	–	–	–
Deferred income taxes	89	–	89	11	–	11	78	–	78
Decrease in GE current receivables	1,483	50	1,533	1,463	–	1,463	–	–	–
Increase in inventories	(1,155)	(18)	(1,173)	(1,149)	–	(1,149)	(6)	–	(6)
Decrease in accounts payable	(800)	373	(427)	(530)	–	(530)	(110)	–	(110)
Increase in GE progress collections	680	150	830	680	–	680	–	–	–
Provision for losses on GECS financing receivables	936	–	936	–	–	–	936	–	936
All other operating activities	(3,906)	160	(3,746)	955	–	955	(4,610)	–	(4,610)
Cash from operating activities - continuing operations	4,695	715	5,410	7,324	–	7,324	1,634	–	1,634
Cash from operating activities - discontinued operations	247	(62)	185	50	–	50	197	–	197
Cash from operating activities	4,942	653	5,595	7,374	–	7,374	1,831	–	1,831

Cash flows – investing activities
Additions to property, plant and equipment	(4,751)	(2)	(4,753)	(767)	–	(767)	(4,049)	–	(4,049)
Dispositions of property, plant and equipment	2,715	–	2,715	–	–	–	2,715	–	2,715
Net increase in GECS financing receivables	(1,211)	(180)	(1,391)	–	–	–	(1,082)	–	(1,082)
Proceeds from sale of discontinued operations	–	–	–	–	–	–	–	–	–
Proceeds from principal business dispositions	1,131	–	1,131	29	–	29	1,102	–	1,102
Payments for principal businesses purchased	(5,752)	–	(5,752)	(2,218)	–	(2,218)	(3,534)	–	(3,534)
All other investing activities	946	(189)	757	134	–	134	739	–	739
Cash used for investing activities – continuing operations	(6,922)	(371)	(7,293)	(2,822)	–	(2,822)	(4,109)	–	(4,109)
Cash used for investing activities – discontinued operations	(254)	62	(192)	(42)	–	(42)	(212)	–	(212)
Cash used for investing activities	(7,176)	(309)	(7,485)	(2,864)	–	(2,864)	(4,321)	–	(4,321)

Cash flows – financing activities
Net decrease in borrowings (maturities of 90 days or less)	(8,691)	(344)	(9,035)	(1,677)	–	(1,677)	(7,227)	–	(7,227)
Newly issued debt (maturities longer than 90 days)	34,218	–	34,218	4,654	–	4,654	29,551	–	29,551
Repayments and other reductions (maturities longer than 90 days)	(15,195)	–	(15,195)	(50)	–	(50)	(15,145)	–	(15,145)
Net dispositions of GE shares for treasury	53	–	53	53	–	53	–	–	–
Dividends paid to shareowners	(2,886)	–	(2,886)	(2,886)	–	(2,886)	(3,872)	–	(3,872)
All other financing activities	(273)	–	(273)	–	–	–	(273)	–	(273)
Cash from financing activities – continuing operations	7,226	(344)	6,882	94	–	94	3,034	–	3,034
Cash used for financing activities – discontinued operations	(8)	–	(8)	(8)	–	(8)	–	–	–
Cash from financing activities	7,218	(344)	6,874	86	–	86	3,034	–	3,034

Increase in cash and equivalents	4,984	–	4,984	4,596	–	4,596	544	–	544
Cash and equivalents at beginning of year	14,276	–	14,276	4,480	–	4,480	12,629	–	12,629
Cash and equivalents at March 31	19,260	–	19,260	9,076	–	9,076	13,173	–	13,173
Less cash and equivalents of discontinued operations at March 31	162	–	162	–	–	–	162	–	162
Cash and equivalents of continuing operations at March 31	$19,098	$–	$19,098	$9,076	$–	$9,076	$13,011	$–	$13,011

(a)	Represents the adding together of all affiliated companies except General Electric Capital Services, Inc. (GECS or financial services) which is presented on a one-line basis.
Separate information is shown for “GE” and “Financial Services (GECS).” Transactions between GE and GECS have been eliminated from the “Consolidated” columns.

(6)

Statement of Cash Flows
General Electric Company and consolidated affiliates

	Twelve months ended December 31 (Unaudited)
	Consolidated			GE(a)			Financial Services (GECS)
	2006			2006			2006
(In millions)	As reported	Adjust- ment	As adjusted	As reported	Adjust- ment	As adjusted	As reported	Adjust- ment	As adjusted

Cash flows – operating activities
Net earnings	$20,742	$–	$20,742	$20,742	$–	$20,742	$10,658	$–	$10,658
Earnings from discontinued operations	(1,362)	–	(1,362)	(1,362)	–	(1,362)	(403)	–	(403)
Adjustments to reconcile net earnings to cash
provided from operating activities
Depreciation and amortization of property, plant and equipment	8,459	–	8,459	1,953	–	1,953	6,506	–	6,506
Earnings from continuing operations retained by GECS	–	–	–	(408)	–	(408)	–	–	–
Deferred income taxes	1,710	–	1,710	703	–	703	1,007	–	1,007
Decrease (increase) in GE current receivables	(2,205)	11	(2,194)	760	–	760	–	–	–
Increase in inventories	(1,481)	(33)	(1,514)	(1,458)	–	(1,458)	(23)	–	(23)
Increase (decrease) in accounts payable	(36)	99	63	289	–	289	185	–	185
Increase in GE progress collections	927	(285)	642	927	–	927	–	–	–
Provision for losses on GECS financing receivables	3,130	–	3,130	–	–	–	3,130	–	3,130
All other operating activities	2,152	888	3,040	1,626	–	1,626	723	–	723
Cash from operating activities - continuing operations	32,036	680	32,716	23,772	–	23,772	21,783	–	21,783
Cash from (used for) operating activities - discontinued operations	(1,390)	129	(1,261)	855	–	855	(2,245)	–	(2,245)
Cash from operating activities	30,646	809	31,455	24,627	–	24,627	19,538	–	19,538

Cash flows – investing activities
Additions to property, plant and equipment	(15,912)	122	(15,790)	(2,913)	–	(2,913)	(13,170)	–	(13,170)
Dispositions of property, plant and equipment	6,796	–	6,796	–	–	–	6,796	–	6,796
Net increase in GECS financing receivables	(37,651)	212	(37,439)	–	–	–	(40,563)	–	(40,563)
Proceeds from sales of discontinued operations	11,009	–	11,009	1,987	–	1,987	9,022	–	9,022
Proceeds from principal business dispositions	1,883	–	1,883	1,497	–	1,497	386	–	386
Payments for principal businesses purchased	(11,573)	–	(11,573)	(4,274)	–	(4,274)	(7,299)	–	(7,299)
All other investing activities	(4,553)	(1,450)	(6,003)	100	–	100	(5,945)	–	(5,945)
Cash used for investing activities – continuing operations	(50,001)	(1,116)	(51,117)	(3,603)	–	(3,603)	(50,773)	–	(50,773)
Cash used for investing activities – discontinued operations	(1,401)	(129)	(1,530)	(914)	–	(914)	(487)	–	(487)
Cash used for investing activities	(51,402)	(1,245)	(52,647)	(4,517)	–	(4,517)	(51,260)	–	(51,260)

Cash flows – financing activities
Net increase in borrowings (maturities of 90 days or less)	4,527	436	4,963	1,233	–	1,233	6,464	–	6,464
Newly issued debt (maturities longer than 90 days)	88,360	–	88,360	130	–	130	88,276	–	88,276
Repayments and other reductions (maturities longer than 90 days)	(49,337)	–	(49,337)	(93)	–	(93)	(49,244)	–	(49,244)
Net purchases of GE shares for treasury	(8,554)	–	(8,554)	(8,554)	–	(8,554)	–	–	–
Dividends paid to shareowners	(10,420)	–	(10,420)	(10,420)	–	(10,420)	(9,847)	–	(9,847)
All other financing activities	(1,174)	–	(1,174)	–	–	–	(1,174)	–	(1,174)
Cash from (used for) financing activities – continuing operations	23,402	436	23,838	(17,704)	–	(17,704)	34,475	–	34,475
Cash from (used for) financing activities – discontinued operations	(171)	–	(171)	59	–	59	(230)	–	(230)
Cash from (used for) financing activities	23,231	436	23,667	(17,645)	–	(17,645)	34,245	–	34,245

Increase in cash and equivalents during year	2,475	–	2,475	2,465	–	2,465	2,523	–	2,523
Cash and equivalents at beginning of year	11,801	–	11,801	2,015	–	2,015	10,106	–	10,106
Cash and equivalents at end of year	14,276	–	14,276	4,480	–	4,480	12,629	–	12,629
Less cash and equivalents of discontinued operations at end of year	177	–	177	–	–	–	177	–	177
Cash and equivalents of continuing operations at end of year	$14,099	$–	$14,099	$4,480	$–	$4,480	$12,452	$–	$12,452

(a)	Represents the adding together of all affiliated companies except General Electric Capital Services, Inc. (GECS or financial services) which is presented on a one-line basis.
Separate information is shown for “GE” and “Financial Services (GECS).” Transactions between GE and GECS have been eliminated from the “Consolidated” columns.

(7)

Statement of Cash Flows
General Electric Company and consolidated affiliates

	Twelve months ended December 31 (Unaudited)
	Consolidated			GE(a)			Financial Services (GECS)
	2005			2005			2005
(In millions)	As reported	Adjust- ment	As adjusted	As reported	Adjust- ment	As adjusted	As reported	Adjust- ment	As adjusted

Cash flows – operating activities
Net earnings	$16,720	$–	$16,720	$16,720	$–	$16,720	$7,577	$–	$7,577
Loss from discontinued operations	634	–	634	634	–	634	1,427	–	1,427
Adjustments to reconcile net earnings to cash
provided from operating activities
Depreciation and amortization of property, plant and equipment	7,841	–	7,841	1,845	–	1,845	5,996	–	5,996
Earnings from continuing operations retained by GECS	–	–	–	(1,188)	–	(1,188)	–	–	–
Deferred income taxes	(1,063)	–	(1,063)	(119)	–	(119)	(944)	–	(944)
Increase in GE current receivables	(1,090)	(1,019)	(2,109)	(382)	–	(382)	–	–	–
Decrease (increase) in inventories	(556)	–	(556)	(586)	–	(586)	30	–	30
Increase (decrease) in accounts payable	240	(231)	9	891	(93)	798	(310)	–	(310)
Increase in GE progress collections	510	(372)	138	510	–	510	–	–	–
Provision for losses on GECS financing receivables	3,239	–	3,239	–	–	–	3,239	–	3,239
All other operating activities	3,628	87	3,715	1,577	–	1,577	1,918	–	1,918
Cash from operating activities – continuing operations	30,103	(1,535)	28,568	19,902	(93)	19,809	18,933	–	18,933
Cash from operating activities – discontinued operations	7,588	101	7,689	1,707	–	1,707	5,881	–	5,881
Cash from operating activities	37,691	(1,434)	36,257	21,609	(93)	21,516	24,814	–	24,814

Cash flows – investing activities
Additions to property, plant and equipment	(13,762)	343	(13,419)	(2,225)	93	(2,132)	(11,597)	–	(11,597)
Dispositions of property, plant and equipment	6,019	–	6,019	–	–	–	6,019	–	6,019
Net increase in GECS financing receivables	(15,834)	1,141	(14,693)	–	–	–	(16,388)	–	(16,388)
Proceeds from sales of discontinued operations	8,106	–	8,106	–	–	–	8,106	–	8,106
Proceeds from principal business dispositions	476	–	476	267	–	267	209	–	209
Payments for principal businesses purchased	(11,436)	–	(11,436)	(4,269)	–	(4,269)	(7,167)	–	(7,167)
All other investing activities	(350)	25	(325)	1,519	–	1,519	(2,444)	–	(2,444)
Cash used for investing activities – continuing operations	(26,781)	1,509	(25,272)	(4,708)	93	(4,615)	(23,262)	–	(23,262)
Cash used for investing activities – discontinued operations	(8,318)	(101)	(8,419)	(1,733)	–	(1,733)	(6,585)	–	(6,585)
Cash used for investing activities	(35,099)	1,408	(33,691)	(6,441)	93	(6,348)	(29,847)	–	(29,847)

Cash flows – financing activities
Net decrease in borrowings (maturities of 90 days or less)	(4,622)	26	(4,596)	(418)	–	(418)	(4,040)	–	(4,040)
Newly issued debt (maturities longer than 90 days)	66,524	–	66,524	1,704	–	1,704	65,055	–	65,055
Repayments and other reductions (maturities longer than 90 days)	(53,130)	–	(53,130)	(3,424)	–	(3,424)	(49,706)	–	(49,706)
Net purchases of GE shares for treasury	(4,844)	–	(4,844)	(4,844)	–	(4,844)	–	–	–
Dividends paid to shareowners	(9,352)	–	(9,352)	(9,352)	–	(9,352)	(7,816)	–	(7,816)
All other financing activities	(1,128)	–	(1,128)	–	–	–	(1,128)	–	(1,128)
Cash from (used for) financing activities – continuing operations	(6,552)	26	(6,526)	(16,334)	–	(16,334)	2,365	–	2,365
Cash from financing activities – discontinued operations	433	–	433	26	–	26	407	–	407
Cash from (used for) financing activities	(6,119)	26	(6,093)	(16,308)	–	(16,308)	2,772	–	2,772

Decrease in cash and equivalents during year	(3,527)	–	(3,527)	(1,140)	–	(1,140)	(2,261)	–	(2,261)
Cash and equivalents at beginning of year	15,328	–	15,328	3,155	–	3,155	12,367	–	12,367
Cash and equivalents at end of year	11,801	–	11,801	2,015	–	2,015	10,106	–	10,106
Less cash and equivalents of discontinued operations at end of year	3,139	–	3,139	–	–	–	3,139	–	3,139
Cash and equivalents of continuing operations at end of year	$8,662	$–	$8,662	$2,015	$–	$2,015	$6,967	$–	$6,967

(a)	Represents the adding together of all affiliated companies except General Electric Capital Services, Inc. (GECS or financial services) which is presented on a one-line basis.
Separate information is shown for “GE” and “Financial Services (GECS).” Transactions between GE and GECS have been eliminated from the “Consolidated” columns.

(8)